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Exhibit 10.4 - Redemption Agreement


                              REDEMPTION AGREEMENT
                              --------------------

     THIS REDEMPTION AGREEMENT (the "Agreement") is made and entered into as of June 20, 2001 by and between j2 GLOBAL COMMUNICATIONS, INC., a Delaware corporation, on the one hand ("Company"); and each of the following entities, on the other hand: DECLARATION OF TRUST FOR DEFINED BENEFIT PLANS OF ZENECA HOLDINGS INC. ("Zeneca Trust"), DECLARATION OF TRUST FOR DEFINED BENEFIT PLANS OF ICI AMERICAN HOLDINGS INC. ("ICI Trust"), DELAWARE STATE EMPLOYEES' RETIREMENT FUND ("Delaware Fund"), and THE J.W. MCCONNELL FAMILY FOUNDATION ("McConnell Foundation", and together with the Zeneca Trust, the ICI Trust and the Delaware Fund, the "Shareholders").

                                  Background
                                  ----------

     A. Each Shareholder owns the number of shares of Common Stock, $0.01 par value per share ("Common Stock"), of the Company set forth opposite such Shareholder's name beneath the column entitled "Common Shares" on the attached Schedule A (collectively, the "Redemption Shares"), and each Shareholder owns
----------
the number of Warrants (defined below) set forth opposite such Shareholder's name beneath the column entitled "Redemption Warrants" on Schedule A (the
                                                          ----------
"Redemption Warrants", and collectively with the Redemption Shares, the "Redemption Securities").

     B. For purposes of this Agreement, the term "Warrants" refers to the warrants to purchase shares of Common Stock issued pursuant to the Purchase Agreement dated as of July 2, 1998 between the Company, on the one hand, and the Shareholders, among others.

     C. Each Shareholder desires that the Company redeem and purchase all of the Redemption Securities owned of record or beneficially by such Shareholder, and the Company is willing to purchase and redeem such Redemption Securities, all on the terms and subject to the conditions set forth in this Agreement.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the premises and of the undertakings of the parties hereinafter set forth, the Shareholders and the Company agree as follows:

                                    ARTICLE I

                                   REDEMPTION
                                   ----------

     1.1  Agreement of Redemption. On the date hereof, subject to the terms and
          -----------------------
conditions of this Agreement, the Company shall purchase and redeem from each Shareholder, and each Shareholder shall sell to the Company, the Redemption Securities owned by such Shareholder (as set out on Schedule A).

     1.2  Purchase Price. The purchase price for each Redemption Share shall be
          --------------
$3.50, and the purchase price for each Redemption Warrant shall be $0.25. In full consideration of the receipt of

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(a) the certificates evidencing the Redemption Shares owned by each Shareholder, duly endorsed for transfer or accompanied by a duly executed stock power, with signature guaranteed by a national bank, and (b) the original instrument evidencing the Redemption Warrants owned by each Shareholder, the Company will pay to each Shareholder a sum equal to $3.50 multiplied by the number of Redemption Shares owned and being sold by such Shareholder (see column entitled "Share Purchase Price" on Schedule A), plus $0.25 multiplied by the number of
                          ----------
Redemption Warrants owned and being sold by such Shareholder (see column entitled "Warrant Purchase Price" on Schedule A) (collectively, the "Purchase
                                     ----------
Price"). The total purchase price payable to each Shareholder is set forth opposite such Shareholder's name beneath the column "Total Purchase Price" on Schedule A. Each Shareholder's portion of the Purchase Price shall be payable on
----------
the date hereof by wire transfer of immediately available funds to an account specified in writing by each Shareholder.

     1.3  Sales and Transfer Taxes. All applicable sales, transfer, stamp, and
          ------------------------
documentary taxes, if any, which may be due or payable as a result of the transactions contemplated hereby shall be borne and paid by the Company. All other taxes, including but not limited to all federal, state, and local income and intangible taxes, shall be borne and paid by each Shareholder.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     2.1  Representations and Warranties of each Shareholder. To induce the
          --------------------------------------------------
Company to purchase and redeem the Redemption Securities, each Shareholder hereby represent and warrant to the Company as follows:

          2.1.1  Authority of each Shareholder. Pecks Management Partners
                 -----------------------------
Ltd., in its capacity as investment adviser to each of the Shareholders, has full power and authority to execute and deliver this Agreement, and all other agreements, documents, and instruments (the "Related Documents") executed and delivered by such Shareholder in connection herewith, to perform each and all of such Shareholder's obligations under and pursuant thereto and to consummate the transactions contemplated herein.

          2.1.2  Related Documents. This Agreement and the Related Documents
                 -----------------
have been duly executed and delivered by such Shareholder and are legal, valid, and binding obligations of such Shareholder enforceable against such Shareholder in accordance with their terms.

          2.1.3  No Conflicts. The execution, delivery and performance of this
                 ------------
Agreement and the Related Documents by such Shareholder and the consummation of the transactions contemplated herein do not and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without giving notice or the lapse of time or both) of any indenture, mortgage, lease, deed of trust, or other instrument, contract or agreement or any order, arbitration award or decree to which such Shareholder is a party or by which he is bound or any of his properties are bound.

          2.1.4  No Approvals. No approval, authority or consent of, or filing
                 ------------
by such Shareholder with, or notification to, any foreign, federal, state or local court, authority or governmental or regulatory body or agency or individual, corporation, partnership, limited liability company, or other entity of any kind whatsoever is necessary in connection with the execution, delivery or performance of this Agreement or the Related Documents, or the

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consummation of the transactions contemplated thereby.

          2.1.5  Title to Redemption Securities. Such Shareholder is the
                 ------------------------------
lawful owner of the Redemption Securities free, clear and discharged of any and all pledges, security interests, liens, adverse claims, obligations, options, charges, trusts or other encumbrances or interests of a third person whatsoever. Such Shareholder owns the Redemption Securities set forth opposite such Shareholder's name on the attached Schedule A.

          2.1.6  Investigation. Such Shareholder has made such investigation as
                 -------------
it has deemed appropriate in connection with the decision to enter into this Agreement and the Related Documents. The Company has provided such Shareholder with all such information, financial and otherwise, as such Shareholder has requested in connection with such investigation. Such Shareholder is relying on the results of such investigation and the advice of its personal advisors and has not relied upon or been influenced by any statement or representation made by the Company or any director, officer, employee, agent or affiliate thereof, other than the covenants of the Company under this Agreement and the representations and warranties of the Company set forth herein. Such Shareholder has been advised to seek the advise of an attorney and its financial and tax advisor(s) in connection with the transaction contemplated in this Agreement.

          2.1.7  Purchase Price and Other Terms and Conditions. Such
                 ---------------------------------------------
Shareholder hereby acknowledges that, in extending and negotiating the redemption of the Redemption Securities for the Purchase Price and upon and subject to the other terms and conditions set forth in this Agreement, the Purchase Price and those other terms and conditions have been represented to such Shareholder purely as those upon which the Company has been willing to go forward with said redemption, and that no statement or representation whatsoever has been made to such Shareholder or to any other person or entity, by the Company or any director, officer, employee, agent or affiliate of the Company concerning the fairness of the Purchase Price.

          2.1.8  Future Actions. Such Shareholder understands and further
                 --------------
acknowledges that, at any time or from time to time after the date of the execution of this Agreement, the Company may formulate plans or intentions or may take or cause to be taken various actions (including, by way of example rather than by way of limitation, negotiation with other Company shareholders with a view to purchasing shares of the Company's stock owned by such shareholders, entrance into merger, acquisition, share exchange or asset disposition negotiations or agreements, and registration and listing of shares of Company stock for public trading) which ultimately may result in receipt by some or all other Company shareholders of substantially greater consideration for their shares of capital stock of the Company on substantially more favorable terms and conditions than afforded the Shareholders under this Agreement, and such Shareholder hereby additionally acknowledges that no statement or representation whatsoever (other than the representations and warranties of the Company set forth herein) has been made to such Shareholder by the Company or any director, officer, employee, agent or affiliate of the Company concerning what, if any, present intentions or understanding the Company or any such person may have, or what, if any, proposals or offers the Company or any such person may have made or received, with respect to any such actions.

     2.2  Representations and Warranties of Company. The Company hereby
          ------------------------------------------
represents and warrants to each Shareholder as follows:

          2.2.1  Organization and Good Standing.  The Company is a corporation
                 ------------------------------
organized and existing in good standing under the laws of the State of Delaware.

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

          2.2.2  Authority of the Company. The Company has all requisite
                 ------------------------
corporate power to engage in, and consummate, the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by the Company have been, or will be within seven (7) days of the date of this Agreement, authorized by all necessary corporate action on the part of the Company.

          2.2.3  No Approvals. No approval, authority or consent of, or
                 ------------
filing by the Company with, or notification to, any foreign, federal, state or local court, authority or governmental or regulatory body or agency or individual, corporation, partnership, limited liability company, or other entity of any kind whatsoever is necessary in connection with the execution, delivery or performance of this Agreement or the Related Documents, or the consummation of the transactions contemplated thereby.

          2.2.4  This Agreement. This Agreement has been duly executed and
                 --------------
delivered by the Company and is legal, valid, and binding obligations of the Company enforceable against the Company in accordance with its terms.

                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

     3.1  Survival of Representations and Warranties; Indemnification. The
          -----------------------------------------------------------
representations and warranties contained herein or in any Related Documents shall survive the consummation of the transactions contemplated hereby. From and after the date hereof, the Shareholders, individually and not jointly and severally, shall indemnify, defend, and hold harmless the Company and each officer, director, agent, employee and affiliate thereof (collectively, "Company Indemnitees") from and against any and all damages incurred by any of the Indemnities in connection with, arising from, or as a result of any breach by any Shareholder of any agreement, covenant, or representation or warranty set forth in this Agreement or any Related Documents. From and after the date hereof, the Company shall indemnify, defend, and hold harmless the Shareholders from and against any and all damages incurred by any of them in connection with, arising from, or as a result of any breach by the Company of any agreement, covenant, or representation or warranty set forth in this Agreement or any Related Documents.

     3.2  Entire Agreement, Waivers, and Amendment. This Agreement, together
          ----------------------------------------
with the Related Documents, constitutes the entire agreement of the parties related to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, of the parties, and there are no other agreements between the parties in connection with the subject matter hereof except asset forth specifically herein. No amendment, supplement, modification, or waiver of this Agreement shall be implied or be binding unless in writing and signed by all of the parties hereto. No waiver of any provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly therein provided.

     3.3  No Brokerage. Each party to this Agreement represents and warrants
          ------------
that no broker, agent, or finder has been retained or is entitled to be paid by such party in connection with the transactions contemplated by this Agreement and that no brokerage or finder's or agent's fee or other commission has been agreed to be paid by such party for or on account of this Agreement.

     3.4  Successors and Assigns. All of the terms and provisions of this
          ----------------------
Agreement by or for
the benefit of the parties shall be binding upon and inure to the benefit of their successors, assigns, heirs, and personal representatives. The rights and obligations provided by this Agreement shall not be assignable by any party without the written consent of the other parties, and except as expressly provided herein nothing herein is intended to confer upon any person other than the parties and their successors any rights under or by reason of this Agreement.

     3.5. Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.6  Headings. The Article and Section heading contained in this Agreement
          --------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this agreement.

     3.7  Severability. If any term or provision of this Agreement, or the
          ------------
application thereof to any circumstances shall, to any extent and for any reason, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provisions to circumstances other than those to which it is held to be invalid, or unenforceable, shall not be affected thereby and shall be construed as if such invalid or unenforceable term or provision had never been contained herein, and each term and provisions of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     3.8  Governing Law and Choice of Forum. This Agreement shall be governed by
          ---------------------------------
and construed under and pursuant to the internal laws of the State of California (other than principles of conflicts of laws). Any and all actions concerning any dispute arising under this Agreement may be filed and maintained in a state or federal court sitting in Los Angeles County, California.

     3.9. Expenses.  Each of the parties hereto shall pay all expenses
          --------
(including attorneys' fees) incurred by such party in connection with the entry into this Agreement and the consummation of the transactions contemplated hereby.


            [The balance of this page is intentionally left blank.]

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     IN WITNESS WHEREOF, the Company and the Shareholders have executed this
Agreement as of the day and year first above written.


                                     "Company"

                                     j2 GLOBAL COMMUNICATIONS, INC.


                                     By:  /s/ Richard S. Ressler
                                        ----------------------------------------
                                          Richard S. Ressler
                                     Its: Chairman of the Board


                                     "Shareholders"

                                     DECLARATION OF TRUST FOR DEFINED BENEFIT
                                     PLANS OF ZENECA HOLDINGS INC.

                                     By:  Pecks Management Partners Ltd.
                                     Its: Investment Adviser


                                     By:  /s/ Robert J. Cresci
                                        ----------------------------------------
                                          Robert J. Cresci
                                     Its: Managing Director

                                     DECLARATION OF TRUST FOR DEFINED BENEFIT
                                     PLANS OF ICI AMERICAN HOLDINGS INC.

                                     By:  Pecks Management Partners Ltd.
                                     Its: Investment Adviser


                                     By:  /s/ Robert J. Cresci
                                        ----------------------------------------
                                          Robert J. Cresci
                                     Its: Managing Director



               [Signatures are continued on the following page.]

                                            DELAWARE STATE EMPLOYEES' RETIREMENT
                                            FUND

                                            By:  Pecks Management Partners Ltd.
                                            Its: Investment Adviser


                                            By:  /s/ Robert J. Cresci
                                               ---------------------------------
                                                 Robert J. Cresci
                                            Its: Managing Director


                                            THE J.W. MCCONNELL FAMILY FOUNDATION

                                            By:  Pecks Management Partners Ltd.
                                            Its: Investment Adviser


                                            By:   /s/ Robert J. Cresci
                                               ---------------------------------
                                                  Robert J. Cresci
                                            Its:  Managing Director

                                       7
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                                   Schedule A
                                   ----------

-------------------------------------------------------------------------------------------------------------
                                                 Share                          Warrant         Total
                            Redemption         Purchase       Redemption        Purchase      Purchase
      Shareholder             Shares            Price          Warrants          Price          Price
      ----------              ------            -----          --------          -----          -----
-------------------------------------------------------------------------------------------------------------
DECLARATION OF TRUST          64,267         $224,934.50       13,594.00       $3,398.50       $228,333.00
FOR DEFINED BENEFIT
PLANS OF ZENECA
HOLDINGS INC.
-------------------------------------------------------------------------------------------------------------
DECLARATION OF TRUST          95,744         $335,104.00       20,313.00       $5,078.25       $340,182.25
FOR DEFINED BENEFIT
PLANS OF ICI AMERICAN
HOLDINGS INC.
-------------------------------------------------------------------------------------------------------------
DELAWARE STATE                47,770         $167,195.00       73,906.00       $18,476.50      $185,671.50
EMPLOYEES' RETIREMENT
FUND
-------------------------------------------------------------------------------------------------------------
THE J.W. MCCONNELL            44,141         $154,493.50       9,375.00        $2,343.75       $156,837.25
FAMILY FOUNDATION
-------------------------------------------------------------------------------------------------------------
Totals:                       251,922        $881,727.00      117,188.00       $29,297.00      $911,024.00
-------------------------------------------------------------------------------------------------------------

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